Goldman Sachs Funds



REAL ESTATE SECURITIES FUND                     Annual Report December 31, 1998



                                                Long-term growth of capital



                                                and dividend income through



                                                a diversified porfolio of REITs.


                                                                    Goldman
                                                                    Sachs [LOGO]

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Fund Basics
as of December 31, 1998

Assests Under Management
------------------------
      $6.7 Million

Number of Holdings
------------------
        42

--------------------
 . NOT FDIC
  INSURED
 . May Lose Value
 . No Bank
  Guarantee

----------------------------------------------------------------------------------------------------------------
  PERFORMANCE REVIEW
----------------------------------------------------------------------------------------------------------------

  July 27, 1998-December 31, 1998   Fund Total Return (based on NAV)(1)   Wilshire Real Estate Securities Index(2)
----------------------------------------------------------------------------------------------------------------
  Class A                                     -6.53%                                   -10.43%
  Class B                                     -6.88%                                   -10.43%
  Class C                                     -6.85%                                   -10.43%
  Institutional                               -6.37%                                   -10.43%
  Service                                     -6.56%                                   -10.43%
----------------------------------------------------------------------------------------------------------------

(1) The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance reflects the investment of dividends and other distributions.
(2) The Wilshire Real Estate Securities Index is a market capitalization-weighted index comprised of publicly traded real estate investment trusts (REITS) and real estate operating companies.

----------------------------------------------------------------------------------------------------------------
  SEC RETURNS
----------------------------------------------------------------------------------------------------------------

  For the period ended 12/31/98   Class A     Class B     Class C   Institutional   Service
----------------------------------------------------------------------------------------------------------------
  Since Inception(3)             -11.66%(3)   -11.54%(3)  -7.78%       -6.37%       -6.56%
  (7/27/98)

(3) The SEC Cumulative Total Return is determined by computing the percentage change in the value of $1,000 invested at the maximum public offering price for specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5.0% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1.0% if redeemed within 12 months of purchase). The public offering price of the Class A shares on 12/31/98 was $9.74 and represents the NAV per share divided by 1.0 minus the maximum sales charge of 5.5%.

----------------------------------------------------------------------------------------------------------------
  TOP 10 HOLDINGS AS OF 12/31/98(4)
----------------------------------------------------------------------------------------------------------------

  Holding                                    % of Portfolio          Line of Business
----------------------------------------------------------------------------------------------------------------
  Starwood Hotels & Resorts                        4.9%              Hotel Ownership/Management
  Equity Office Properties Trust                   3.3%              Office
  Host Marriott Corp.                              3.1%              Hotel Ownership/Management
  Trizec Hahn Corp.                                2.9%              Office
  Mack-Cali Realty Corp.                           2.9%              Office
  Catellus Development Corp.                       2.8%              Mixed/Development
  Simon Property Group, Inc.                       2.7%              Retail/Regional Malls
  Equity Residential Properties Trust              2.7%              Multifamily
  Public Storage, Inc.                             2.6%              Self-Storage
  Spieker Properties, Inc.                         2.6%              Office
----------------------------------------------------------------------------------------------------------------

(4) The top 10 holdings may not be representative of the Fund's future investments.
    Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect.
    In their absence, performance would be reduced.

                                       GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Market Overview

Dear Shareholder,

In 1998, events that began in Asia in 1997 roiled financial markets around the world. U.S. financial markets were not immune to the turmoil,as they fluctuated along with investor confidence.

        Overview

       .Equity Market -- Early in the year, the U.S. stock market generated strong performance, though not without an increase in overall market volatility. The mantle of market leadership was assumed by the largest and most liquid stocks in the S&P 500 Index as several factors, including ongoing Asian market turbulence, benign inflation and concern in the face of a mature bull market, conspired to make them the investment of choice among U.S. investors. In the second half of the year, political and economic woes in Indonesia, Russia and Brazil dampened overall U.S. equity market performance. By period end, however, stocks rebounded on renewed confidence that concerted action from the G-7 (the U.S., Japan, Germany, France, Italy, Great Britain and Canada) would help avert a global financial meltdown.

       .Fixed Income Market -- For most of the period, market sentiment (and interest rates) vacillated between optimism that the Asian ordeal was well in hand and fear that global market turmoil would spread. At period end, this touch-and-go global anxiety culminated in a powerful Treasury rally. The catalyst for the rally included investors' wholesale preference for Treasuries -- exacerbated by the ruble devaluation and Russia's defacto default -- and technical imbalances (forced liquidations by heavily leveraged players combined with seasonal supply pressures).

        Outlook

       .Equity Market -- We are generally bullish on the U.S. economy. Over the last decade, global communication has increased, resulting from significant technological advances as well as a generally stable world political environment. We believe that this trend, combined with favorable demographic trends, will benefit U.S. companies over the long term.

       .Fixed Income Market -- The fixed income environment is likely to remain challenging over the coming months. Although we believe current spreads reflect attractive fundamental value, uncertainty regarding the direction of the domestic economy and the stability of global financial markets may heighten volatility and create pockets of illiquidity in selected sectors. Nonetheless, we are optimistic. Fixed income securities should, in general, perform well as gross domestic product growth moderates and interest rates stabilize (or quite possibly decline).

        We encourage you to maintain your long-term investment program, and look forward to serving your investment needs in the years ahead.

        /s/ David B. Ford                           /s/ John P. McNulty

        David B. Ford                               John P. McNulty
        Co-Head, Goldman Sachs Asset Management     Co-Head, Goldman Sachs Asset Management

        January 29, 1999

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Performance Overview

Dear Shareholder,

On behalf of Goldman Sachs, it is a pleasure to welcome you as a shareholder in the Goldman Sachs Real Estate Securities Fund ("the Fund"). In the future, we will be sending you both annual and semi-annual reports that describe your Fund's performance. This annual report covers the period from July 27, 1998, the Fund's inception, through December 31, 1998.

        REIT Market Review

        The REIT sector dramatically underperformed the broad U.S. equity market as a catalyst failed to materialize to move REIT shares toward what we believe to be fair value. The sector continues to be undervalued on both an absolute and relative basis with a historically high yield spread to Treasuries.

        The summer's credit crunch has had lingering effects in the property markets as lenders apply stricter underwriting criteria, limiting new construction across many property types and improving growth prospects beyond 1999.

        Performance Review

        The period under review was a difficult one for the REIT market, as evidenced by the declines in returns of all the Fund's share classes and its benchmark, the Wilshire Real Estate Securities Index. On a relative basis, however, the Fund's share classes significantly outperformed the 10.43% loss of its benchmark.

        The Fund's outperformance was due in large part to the hotel and office holdings in the portfolio. In the hotel sector, individual stock selection significantly enhanced returns during late October and November in particular. In the office sector, the Fund was helped by both a sector overweighting relative to its benchmark and by individual stock selection.

        Portfolio Positioning

        In general, throughout the period under review, we focused on purchasing stocks with strong real estate fundamentals, in terms of both assets and geographic market exposure, and with managements capable of success in a decelerating growth environment.

        We established overweight positions in the office, hotel and industrial sectors and underweight positions in the retail and multifamily sectors.

        Based on the strong performance of some of our favored hotel stocks, we have adjusted our target hotel weighting downward, but remain moderately overweight. Values remain attractively low for a handful of companies with strong growth prospects.

        Within the office sector, despite positive returns, solid balance sheets and above average projected earnings growth, the sector's aggregate price earnings multiple continues to be in line with REITs as a whole. This presents a continued buying opportunity. Specific markets continue to present risks due to above-average construction or specific industry stresses (e.g., the petrochemical business in Houston), but these risks are quantifiable and avoidable. We intend to maintain our overweight position in both of these sectors.

                                       GOLDMAN SACHS REAL ESTATE SECURITIES FUND





        In retail, we maintained an underweight position throughout the period. However, we have slightly increased this weighting near the end of the period in order to position the Fund to benefit from strong year-end retail sales. These sales results should allow focused management teams with well-positioned regional mall assets to generate better-than-expected rental rate increases on new leases to small store retailers.

        Portfolio Highlights

       .Starwood Hotels & Resorts -- We consider Starwood, an owner and operator of hotels worldwide with a market capitalization of $4.8 billion at year end, to be one of the best long-term investment opportunities available. The quality of senior management, the opportunity for margin improvement in its existing asset base and its prospects for international growth position the company as one of the strongest in its sector. The company is attractively priced given business fundamentals and historical earnings multiple ranges.

       .Catellus Development -- Catellus is one of the largest owners of strategically located, undeveloped, undervalued land west of the Mississippi River, particularly California. After nearly a decade of work, final approvals have just been received for Mission Bay, a 300-acre development south of San Francisco, one of the strongest apartment and office markets in the country. The development is projected to create over 4,500 new apartments, 5 million square feet of office space, a hotel and retail shopping space. Land availability as well as zoning and environmental controls will greatly restrict competing projects. We believe that the value inherent in assets under development is underestimated by current stock pricing.

       .Kimco Realty -- Kimco is the largest owner and operator of grocery and discount retail-anchored shopping centers in the U.S. It generated a total return of 18% against a benchmark which lost 17.4% for the year and continues to trade at a premium to its peers. Despite this premium and a mixed outlook for discount centers in the year ahead, management's ability to exploit opportunities in difficult capital and real estate markets leave us optimistic about the company's return potential.

        Portfolio Outlook

       .We expect inflows into the portfolio in January and will continue to stay as fully invested as possible. Our view continues to be that the REIT sector is undervalued on both an absolute and relative basis and that our research-intensive stock selection process should generate the potential for strong performance in the year ahead.

        We thank you for your investment and look forward to your continued confidence.


        Goldman Sachs Real Estate Securities Investment Team

        January 29, 1999

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

    The Goldman Sachs Advantage

    Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.

        Today, the firm's Asset Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse -- and put this expertise to work in their individual portfolios.

        What Sets Goldman Sachs Funds Apart?



                                Risk Management

        In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing and deliver consistent performance over time.



                              Research Expertise

        Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.'s Global Investment Research Department.



                              Focused Portfolios

        Our portfolios tend to be focused, with clear investment objectives. Wealso make every effort to ensure that our fund styles do not drift away from their stated objectives -- so an investor can be confident that they know what they own. As a result, our Funds can be particularly effective tools for implementing asset allocation strategies.

    To learn more about the Goldman Sachs Family of Funds, call your investment professional today.

                                       GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Statement of Investments
December 31, 1998

  SHARES  DESCRIPTION                                  VALUE
 COMMON STOCKS - 87.1%
  36,300  Alexandria Real Estate Equities, Inc.   $ 1,123,031
  68,600  AMB Property Corp.                        1,509,200
  50,900  Apartment Investment & Management Co.     1,892,844
  34,800  AvalonBay Communities, Inc.               1,191,900
  55,200  Boston Properties, Inc.                   1,683,600
  110,000 Brandywine Realty Trust                   1,966,250
  21,300  Camden Property Trust                       553,800
  149,900 Catellus Development Corp.*               2,145,444
  33,400  Centerpoint Properties Corp.              1,129,338
  74,400  Corporate Office Properties Trust           530,100
  53,000  Cousins Properties, Inc.                  1,709,250
  24,800  Crescent Real Estate Equities Co.           570,400
  14,470  Crestline Capital Corp.*                    211,624
  97,800  Developers Diversified Realty Corp.       1,735,950
  72,800  Duke Realty Investors, Inc.               1,692,600
  102,400 Equity Office Properties Trust            2,457,600
  49,900  Equity Residential Properties Trust       2,017,831
  50,400  Felcor Suites Hotels, Inc.                1,162,350
  30,100  General Growth Properties                 1,140,038
  33,700  Highwood Properties, Inc.                   867,775
  44,100  Home Properties of New York, Inc.         1,135,575
  168,400 Host Marriott Corp.                       2,326,025
  36,800  Kimco Realty Corp.                        1,460,500
  52,600  Liberty Property Trust                    1,295,275
  32,800  Macerich Co.                                840,500
  69,800  Mack-Cali Realty Corp.                    2,155,075
  33,700  Manufactured Home Communities, Inc.         844,606
  18,100  Marriott International, Inc.                524,900
  61,300  Meristar Hospitality Corp.                1,137,881
  24,100  Parkway Properties, Inc.                    753,125
  78,800  Prentiss Properties Trust, Inc.           1,758,225
  93,100  Prime Retail, Inc.                          913,544
  10,300  Promus Hotel Corp.*                         333,463

  SHARES  DESCRIPTION                                VALUE

 COMMON STOCKS - (CONTINUED)

  73,700  Public Storage, Inc.                  $ 1,994,506
  68,650  Reckson Associates Realty Corp.         1,523,172
  31,050  Rouse Co.                                 853,875
  71,200  Simon Property Group, Inc.              2,029,200
  57,600  Spieker Properties, Inc.                1,994,400
  163,100 Starwood Hotels & Resorts Worldwide     3,700,330
  107,900 TrizecHahn Corp.                        2,211,950
  50,800  Vornado Realty Trust                    1,714,500
 ----------------------------------------------------------
  TOTAL COMMON STOCKS
  (COST $58,521,556)                            $58,791,552
 ----------------------------------------------------------

  PRINCIPAL             INTEREST                        MATURITY
  AMOUNT                RATE                                DATE                          VALUE

 REPURCHASE AGREEMENT - 24.7%

  Joint Repurchase Agreement Accounts
  $16,700,000             4.89%                       01/04/1999                     $16,700,000
 -----------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (COST $16,700,000)                                                                 $16,700,000
 -----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (COST $75,221,556)(A)                                                              $75,491,552
 -----------------------------------------------------------------------------------------------

  FEDERAL INCOME TAX INFORMATION:
   Gross unrealized gain for investments in which
   value exceeds cost                              $ 994,663
   Gross unrealized loss for investments in which
   cost exceeds value                               (743,401)
 ------------------------------------------------------------
  Net unrealized gain                              $ 251,262
 ------------------------------------------------------------

  * Non-income producing security.
 (a) The aggregate cost for federal income tax purposes is $75,240,290.

 The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Statement of Assets and Liabilities
December 31, 1998

 ASSETS:

  Investment in securities, at value (identified cost
  $75,221,556)                                                    $75,491,552
  Cash                                                                439,404
  Receivables:
  Dividends and interest                                              578,531
  Fund shares sold                                                  8,706,939
  Reimbursement from adviser                                           49,642
 -----------------------------------------------------------------------------
  TOTAL ASSETS                                                     85,266,068
 -----------------------------------------------------------------------------

 LIABILITIES:

  Payables:
  Investment securities purchased                                  16,450,080
  Fund shares repurchased                                           1,188,528
  Amounts owed to affiliates                                           31,976
  Accrued expenses and other liabilities                              114,231
 -----------------------------------------------------------------------------
  TOTAL LIABILITIES                                                17,784,815
 -----------------------------------------------------------------------------

 NET ASSETS:

  Paid-in capital                                                  67,305,769
  Accumulated undistributed net investment income                     178,403
  Accumulated net realized loss on investment transactions           (272,915)
  Net unrealized gain on investments                                  269,996
 -----------------------------------------------------------------------------
  NET ASSETS                                                      $67,481,253
 -----------------------------------------------------------------------------
  Net asset value:(a)
  Class A                                                               $9.20
  Class B                                                               $9.27
  Class C                                                               $9.21
  Institutional                                                         $9.21
  Service                                                               $9.21
 -----------------------------------------------------------------------------
  Shares outstanding:
  Class A                                                           2,169,365
  Class B                                                                 189
  Class C                                                                 163
  Institutional                                                     5,157,134
  Service                                                                 163
 -----------------------------------------------------------------------------
  Total shares outstanding, $.001 par value (unlimited number of
  shares authorized)                                                7,327,014
 -----------------------------------------------------------------------------

 (a) Maximum public offering price per share for Class A shares is $9.74 (NAV per share / 1- maximum sales charge of 5.5%). At redemption, Class B and Class C shares are subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Statement of Operations
For the Period Ended December 31, 1998(a)

  INVESTMENT INCOME:
  Dividends(b)                                                     $ 821,555
  Interest                                                            24,584
 ----------------------------------------------------------------------------
  TOTAL INCOME                                                       846,139
 ----------------------------------------------------------------------------
  EXPENSES:
  Management fees                                                     82,560
  Distribution and service fees(c)                                     3,000
  Registration fees                                                   75,162
  Professional fees                                                   28,995
  Printing fees                                                       20,000
  Custodian fees                                                      17,990
  Transfer agent fees                                                  4,197
  Trustee fees                                                         3,117
  Other                                                                6,064
 ----------------------------------------------------------------------------
  TOTAL EXPENSES                                                     241,085
 ----------------------------------------------------------------------------
  Less -- expenses reimbursed and fees waived by Goldman Sachs      (151,035)
 ----------------------------------------------------------------------------
  NET EXPENSES                                                        90,050
 ----------------------------------------------------------------------------
  NET INVESTMENT INCOME                                              756,089
 ----------------------------------------------------------------------------
  REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS:
  Net realized loss from:
  Investment transactions                                           (272,915)
  Net change in unrealized gain on:
  Investments                                                        269,996
 ----------------------------------------------------------------------------
  NET REALIZED AND UNREALIZED LOSS ON INVESTMENT TRANSACTIONS:        (2,919)
 ----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $ 753,170
 ----------------------------------------------------------------------------

 (a) Commencement of operations was July 27, 1998 for all classes.
 (b) Taxes withheld on dividends were $385.
 (c) Class A, Class B and Class C had distribution and service fees of $2,963, $31 and $6, respectively.

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Statement of Changes in Net Assets
For the Period Ended December 31, 1998(a)

  FROM OPERATIONS:
  Net investment income                                         $   756,089
  Net realized loss on investment transactions                     (272,915)
  Net change in unrealized gain on investments                      269,996
 ---------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              753,170
 ---------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
  Class A shares                                                   (142,487)
  Class B shares                                                         (6)
  Class C shares                                                        (17)
  Institutional shares                                             (435,155)
  Service shares                                                        (21)
 ---------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS                              (577,686)
 ---------------------------------------------------------------------------
  FROM SHARE TRANSACTIONS:
  Net proceeds from sales of shares                              68,339,282
  Reinvestment of dividends and distributions                       377,842
  Cost of shares repurchased                                     (1,411,355)
 ---------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS   67,305,769
 ---------------------------------------------------------------------------
  TOTAL INCREASE                                                 67,481,253
 ---------------------------------------------------------------------------
  NET ASSETS:
  Beginning of period                                                    --
 ---------------------------------------------------------------------------
  End of period                                                 $67,481,253
 ---------------------------------------------------------------------------
  ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME               $   178,403
 ---------------------------------------------------------------------------

 (a) Commencement of operations was July 27, 1998 for all classes.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Notes to Financial Statements
December 31, 1998

 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs Real Estate Securi-ties Fund (the "Fund"). The Fund is a diversified portfolio offering five classes of shares -- Class A, Class B, Class C, Institutional and Service.

 The Fund invests primarily in securities of issuers that are engaged in or related to the real estate industry, and does have a policy of concentrating its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded or NASDAQ. If no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and asked price, and securities traded on a foreign exchange will be valued at the official bid price. Un-listed equity and debt securities for which market quotations are available are valued at the mean between the most recent bid and asked prices. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Restricted securities, and other securities for which quotations are not readily available, are valued at fair value using methods approved by the Board of Trustees of the Trust.

 B. Securities Transactions and Investment Income -- Securities transactions are recorded as of the trade date. Realized gains and losses on sales of in-vestments are calculated on the identified-cost basis. Dividend income is re-corded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. This amount is also used as an estimate of the fair value of the stock received. Interest income is determined on the basis of interest accrued.

 C. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying fi-nancial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from capital, depending on the type of book/tax differences that may exist. In addition, distributions paid by the Fund's REIT investments often include a "return of capital" which is recorded by the Fund as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable in-come to investors. In many cases, however, because of "non-cash" expenses such as property depreciation, an equity REIT's cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more com-petitive yield. This portion of the distribution is deemed a return of capi-tal, and is generally not taxable to shareholders.
   The Fund, at its most recent tax year-end of December 31, 1998 had approxi-mately $254,182 capital loss carryforwards expiring in 2006 for U.S. tax pur-poses. This amount is available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

December 31, 1998


 D. EXPENSES -- Expenses incurred by the Trust which do not specifically re-late to an individual fund of the Trust are allocated to the funds based on the nature of the expense.
   Class A, Class B and Class C shares bear all expenses and fees relating to the Distribution and Service Plans as well as other expenses which are di-rectly attributable to such shares. Each class of shares separately bears its respective class-specific transfer agency fees. Shareholders of Service shares bear all expenses and fees paid to service organizations for their services with respect to such shares.

 3. AGREEMENTS

 Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser pursuant to an Investment Management Agreement (the "Agreement"). Under the Agreement, GSAM, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administer-ing the Fund's business affairs, including providing facilities, GSAM is en-titled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.
   Goldman Sachs has voluntarily agreed to reduce or limit certain "Other Ex-penses" for the Fund (excluding management fees, Service share fees, distri-bution and service fees, litigation and indemnification costs, taxes, interest, brokerage commissions, transfer agent fees and extraordinary ex-penses) until further notice to the extent such expenses exceed .00% of the average daily net assets of the Fund. For the period ended December 31, 1998, Goldman Sachs has agreed to reimburse approximately $150,000.
   Goldman Sachs serves as the Distributor of shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C Contingent deferred sales charges and has advised the Fund that it retained approximately $125,000 for the period ended December 31, 1998.
   The Trust, on behalf of the Fund, has adopted Distribution and Service plans. Under the Distribution and Service plans, Goldman Sachs and/or Autho-rized Dealers are entitled to a monthly fee for distribution and shareholder maintenance services equal, on an annual basis, to .50%, 1.00% and 1.00% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. Effective December 10, 1998, the Distributor has volun-tarily agreed to waive approximately $1,000 attributable to the Class A shares. The Distributor may discontinue or modify this waiver in the future at its discretion.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on an annualized basis), of the average daily net asset value of the Service shares.
   Goldman Sachs also serves as the Transfer Agent of the Fund for a fee cal-culated daily and payable monthly at an annual rate as follows: .19% of the average daily net assets for Class A, Class B and Class C shares and .04% of the average daily net assets for Institutional and Service class shares.
   At December 31, 1998, the Fund owed approximately $27,000, $2,000 and $3,000 for management, distribution and service and transfer agent fees, re-spectively.

                                       GOLDMAN SACHS REAL ESTATE SECURITIES FUND

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments) for the period ended December 31, 1998, were $60,276,878 and $1,392,544, respectively.
   For the period ended December 31, 1998, Goldman Sachs earned approximately $6,000 of brokerage commissions from portfolio transactions.

 5. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying secu-rities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund's custodian.

 6. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Fund, together with other registered investment companies having advisory agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more re-purchase agreements. At December 31, 1998, the Fund had an undivided inter-est in the repurchase agreements in the following joint account which equaled $16,700,000 in principal amount. At December 31, 1998, the repurchase agree-ments held in this joint account were fully collateralized by Federal Agency obligations.

                                 PRINCIPAL   INTEREST   MATURITY    AMORTIZED
 REPURCHASE AGREEMENTS             AMOUNT      RATE       DATE         COST
 -------------------------------------------------------------------------------
 ABN/AMRO, INC.                 $120,000,000     5.15% 01/04/1999 $  120,000,000
 -------------------------------------------------------------------------------
 DEUTSCHE BANK                    77,300,000     5.07  01/04/1999     77,300,000
 -------------------------------------------------------------------------------
 DONALDSON, LUFKIN & JENRETTE,
INC.                             150,000,000     4.95  01/04/1999    150,000,000
 -------------------------------------------------------------------------------
 JP MORGAN SECURITIES, INC.      700,000,000     4.75  01/04/1999    700,000,000
 -------------------------------------------------------------------------------
 MORGAN STANLEY & CO.            200,000,000     4.95  01/04/1999    200,000,000
 -------------------------------------------------------------------------------
 NATIONSBANC MONTGOMERY SE-
CURITIES LLC                     125,000,000     5.15  01/04/1999    125,000,000
 -------------------------------------------------------------------------------
 TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT                         $1,372,300,000
 -------------------------------------------------------------------------------

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

December 31, 1998

 7. LINE OF CREDIT FACILITY

 The Fund participates in a $250,000,000 uncommitted, unsecured revolving line of credit facility. This facility is to be used solely for temporary or emer-gency purposes. Under the most restrictive arrangement, the Fund must own se-curities having a market value in excess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the Federal Funds rate. During the period ended December 31, 1998, the Fund did not have any borrowings under this facility.

 8. OTHER MATTERS

 As of December 31, 1998, Goldman, Sachs & Co., the Goldman Sachs Income Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio and Goldman Sachs Aggressive Growth Strategy Portfolio were the beneficial owners of approximately 10%, 3%, 13%, 11% and 5%, respectively, of the outstanding shares of the Fund.

                                       GOLDMAN SACHS REAL ESTATE SECURITIES FUND


 9. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the period ended December 31, 1998(a):

                                                 SHARES      DOLLARS
 --------------------------------------------------------------------
 CLASS A SHARES
 Shares sold                                  2,290,778  $21,057,481
 Reinvestment of dividends and distributions     15,406      140,082
 Shares repurchased                            (136,819)  (1,259,100)
                                                  -------------------
                                              2,169,365   19,938,463
 --------------------------------------------------------------------
 CLASS B SHARES
 Shares sold                                      3,365       30,562
 Reinvestment of dividends and distributions          1            6
 Shares repurchased                              (3,177)     (29,200)
                                                  -------------------
                                                    189        1,368
 --------------------------------------------------------------------
 CLASS C SHARES
 Shares sold                                        161        1,600
 Reinvestment of dividends and distributions          2           16
 Shares repurchased                                  --           --
                                                  -------------------
                                                    163        1,616
 --------------------------------------------------------------------
 INSTITUTIONAL SHARES
 Shares sold                                  5,144,538   47,248,039
 Reinvestment of dividends and distributions     25,915      237,717
 Shares repurchased                             (13,319)    (123,055)
                                                  -------------------
                                              5,157,134   47,362,701
 --------------------------------------------------------------------
 SERVICE SHARES
 Shares sold                                        161        1,600
 Reinvestment of dividends and distributions          2           21
 Shares repurchased                                  --           --
                                                  -------------------
                                                    163        1,621
 --------------------------------------------------------------------
 NET INCREASE                                 7,327,014  $67,305,769
 --------------------------------------------------------------------

 (a) Commencement of operations was July 27, 1998 for all classes.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout The Period


                                      INCOME FROM
                               INVESTMENT OPERATIONS(A)           DISTRIBUTIONS TO SHAREHOLDERS
                          ------------------------------------ -----------------------------------
                                                 NET REALIZED                          FROM NET
                          NET ASSET             AND UNREALIZED            IN EXCESS  REALIZED GAIN
                           VALUE,      NET      GAIN (LOSS) ON  FROM NET    OF NET   ON INVESTMENT
                          BEGINNING INVESTMENT    INVESTMENT   INVESTMENT INVESTMENT  AND OPTIONS
                          OF PERIOD   INCOME     TRANSACTIONS    INCOME     INCOME   TRANSACTIONS
 FOR THE PERIOD ENDED DECEMBER 31, 1998
  1998 - Class A Shares
  (commenced July 27)      $10.00     $0.15         $(0.80)      $(0.15)    $ --         $ --
  1998 - Class B Shares
  (commenced July 27)       10.00      0.14(e)       (0.83)(e)    (0.04)      --           --
  1998 - Class C Shares
  (commenced July 27)       10.00      0.22(e)       (0.91)(e)    (0.10)      --           --
  1998 - Institutional
  Shares (commenced July
  27)                       10.00      0.31(e)       (0.95)(e)    (0.15)      --           --
  1998 - Service Shares
  (commenced July 27)       10.00      0.25(e)       (0.91)(e)    (0.13)      --           --
 -------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.

 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
 (e) Calculated based on the average shares outstanding methodology.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       GOLDMAN SACHS REAL ESTATE SECURITIES FUND

                                                                                      RATIOS ASSUMING
                                                                                    NO VOLUNTARY WAIVER
                                                                                          OF FEES
                                                                                   OR EXPENSE LIMITATIONS
                                                                                 ---------------------------
                                                                     RATIO OF                    RATIO OF
                                          NET ASSETS   RATIO OF   NET INVESTMENT  RATIO OF    NET INVESTMENT
   NET DECREASE   NET ASSET               AT END OF  NET EXPENSES   INCOME TO    EXPENSES TO      INCOME     PORTFOLIO
   IN NET ASSET   VALUE, END   TOTAL        PERIOD    TO AVERAGE     AVERAGE     AVERAGE NET    TO AVERAGE   TURNOVER
      VALUE       OF PERIOD  RETURN(B)    (IN 000S)   NET ASSETS    NET ASSETS     ASSETS       NET ASSETS     RATE
      $(0.80)       $9.20      (6.53)%(d)  $19,961       1.47%(c)     23.52%(c)     3.52%(c)      21.47%(c)  6.03%(d)
       (0.73)        9.27      (6.88)(d)         2       2.19(c)       3.60(c)      4.02(c)        1.77(c)   6.03(d)
       (0.79)        9.21      (6.85)(d)         1       2.19(c)       5.49(c)      4.02(c)        3.66(c)   6.03(d)
       (0.79)        9.21      (6.37)(d)    47,516       1.04(c)       8.05(c)      2.87(c)        6.22(c)   6.03(d)
       (0.79)        9.21      (6.56)(d)         1       1.54(c)       6.29(c)      3.37(c)        4.46(c)   6.03(d)
----------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Report of Independent Public Accountants

 To the Shareholders and Board of Trustees of Goldman Sachs Trust -- Real Es-tate Securities Fund:

 We have audited the accompanying statement of assets and liabilities of the Goldman Sachs Real Estate Securities Fund, one of the portfolios constituting Goldman Sachs Trust (a Delaware Business Trust), including the statement of investments, as of December 31, 1998, and the related statement of operations and the statement of changes in net assets and the financial highlights for the period presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to ex-press an opinion on these financial statements and the financial highlights based on our audit.

 We conducted our audit in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements and financial highlights. Our procedures included confirma-tion of securities owned as of December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting prin-ciples used and significant estimates made by management, as well as evaluat-ing the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs Real Estate Securities Fund as of December 31, 1998, the results of its operations and the changes in its net assets and the fi-nancial highlights for the period presented, in conformity with generally ac-cepted accounting principles.

                                   ARTHUR ANDERSEN LLP
 Boston, Massachusetts
 February 16, 1999

                                                      GOLDMAN SACHS FUND PROFILE

Goldman Sachs Real Estate Securities Fund

Four professionals with more than 60 years of combined experience manage the Goldman Sachs Real Estate Securities Fund. The team draws on Goldman, Sachs & Co.'s global real estate capabilities:

Global Network

Presence in the Americas, Europe and Asia, including more than 100 asset managers with local and regional market expertise.

Research Expertise

The firm's Equity Research Department provides coverage of more than 80 real estate related companies.

History of Strength

The firm has been a leading presence in the real estate finance business for more than 20 years and is one of the most active underwriters of real estate equity and debt offerings.

        An Investment Idea for the Long Term

        Over the long term, real estate investment trusts (REITs) have historically outperformed many traditional investments, such as fixed income securities, while seeking to provide competitive total returns against the broad equity market./1/

        Goldman Sachs Real Estate Securities Fund ("the Fund") seeks to provide investors access to the benefits associated with equity investing. The Fund seeks long-term growth of capital and dividend income primarily through investments in equity securities of issuers engaged in or related to the real estate industry.

        Target Your Needs

        The Goldman Sachs Real Estate Securities Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within the Goldman Sachs Family of Funds without an additional charge./2/ (Please note: in general, greater returns are associated with greater risk.)


                             [CHART APPEARS HERE]
Goldman Sachs Funds

Higher Risk/Return
 ___
  |     International Equity        A
  |                                 S
  |                                 S
  |                                 E
  |                                 T   S
  |     Domestic Equity                 P
  |                                 A   E   .Goldman Sachs
  |                                 L   C    Real Estate
  |                                 L   I    Securities Fund
  |                                 O   A
  |     Fixed Income                C   L
  |                                 A   T
  |                                 T   Y
  |                                 I
  |                                 O
  |     Money Market                N
 ___
Lower Risk/Return

        For More Information

        To learn more about the Goldman Sachs Real Estate Securities Fund and other Goldman Sachs Funds, please call your investment professional today.

        /1/ An investment in real estate securities is subject to greater price volatility and the special risks associated with the direct ownership of real estate.
        /2/ The exchange privilege is subject to termination and its terms are subject to change.

GOLDMAN SACHS ASSET MANAGEMENT    ONE NEW YORK PLAZA, 42ND FLOOR, NEW YORK, NEW YORK 1004


TRUSTEES                          OFFICERS
Ashok N. Bakhru, Chairman         Douglas C. Grip, President
David B. Ford                     Jesse H. Cole, Vice President
Douglas C. Grip                   James A. Fitzpatrick, Vice President
John P. McNutty                   Anne E. Marcel, Vice President
Mary P. McPherson                 Nancy L. Mucker, Vice President
Alan A. Shuch                     John M. Perlowski, Treasurer
Jackson W. Smart, Jr.             Philip V. Giuca, Jr., Assistant Treasurer
William H. Springer               Micheal J. Richman, Secretary
Richard P. Strubel                Howard B. Surloff, Assistant Secretary
                                  Valerie A. Zondorak, Assistant Scretary


GOLDMAN, SACHS & CO.              GOLDMAN SACHS ASSET MANAGEMENT
Distributor and Transfer Agent    Investment Advisor


Visit our internet address: www.gs.com/funds





This material is not authorized for distributing to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Goldman, Sachs & Co., distributor of the Fund, is not a bank, and Fund shares distributed by it are neither bank deposits nor obligations of, nor endorsed, nor guaranteed by any bank or other insured depository institution, nor are they insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other government agency. Investment in the Fund involves risks, including possible loss of the principal amount invested.

An investment in the Real Estate Securities Fund is subject to certain risks associated with the direct ownership of real estate and with concentrating its investments in the real estate industry in general and may be suitable only for those investors who are financially able to assume greater risk and share price volatility than presented by funds that do not concentrate in the real estate industry.

Copyright 1999 Goldman, Sachs & Co.                             REITAR/7.5K/2-99
All rights reserved.  Date of first use:
February 28, 1999